SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 27, 2008
THE GORMAN-RUPP COMPANY
(Exact Name of Registrant as Specified in its Charter)
Ohio
(State or Other Jurisdiction of Incorporation)

1-6747	34-0253990

(Commission File Number)	(I.R.S. Employee Identification No.)

305 Bowman Street, Mansfield, Ohio	44903

(Address of Principal Executive Offices)	(Zip Code)
(419) 755-1011
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
     In connection with the annual meeting of shareholders of The Gorman-Rupp Company to be held on April 24, 2008, the following documents were mailed to shareholders of the Company on March 27, 2008: (i) Notice of Annual Meeting of Shareholders, Proxy Statement and Proxy; and (ii) 2007 Annual Report to Shareholders. The foregoing Proxy Statement reports that Mr. John A. Walter, age 74 and currently a Director of the Company, has informed the Board of Directors that he will not stand for re-election at the annual meeting of shareholders. Mr. Walter previously served the Company for 38 years (1960 — 1998) in various management and executive positions, including as President and Chief Executive Officer, and has been a Director of the Company continuously since 1989.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GORMAN-RUPP COMPANY

By	/s/ David P. Emmens
David P. Emmens Corporate Counsel and Secretary
March 27, 2008